[Exhibit 10.3]


                       Consent of Director


November 1, 2002



Gentlemen:

I hereby consent to the use of my name in the registration of the securities of Link Plus Corp. (Tax ID. # 52-1018174).

Sincerely,



/s/Donald C. Kolasch
6899 McLean Province Circle
Falls Church, VA  22043